EX-10.50

     SECOND AMENDMENT TO SECURITIES PURCHASE AGREEMENT (NOTES AND WARRANTS)
                    AND FIRST AMENDMENT TO JOINDER AGREEMENT

        THIS SECOND AMENDMENT TO SECURITIES PURCHASE AGREEMENT (NOTES AND WARRANTS) AND FIRST AMENDMENT TO JOINDER AGREEMENT dated as of May __, 2007 (the "AMENDMENT"), is entered into by and between Maritime Logistics US Holdings Inc. (the "COMPANY"), Summit Global Logistics, Inc. (formerly know as Aerobic Creations, Inc.) ("SHELLCO") and Law Debenture Trust Company of New York, in its capacity as collateral agent for and on behalf of the Buyers (as defined below) (in such capacity, "COLLATERAL AGENT"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement (as defined below).

        WHEREAS, the Company, ShellCo, Collateral Agent and the Buyers (hereinafter defined) entered into that certain Securities Purchase Agreement (Notes and Warrants) dated as of November 8, 2006 (as amended to date and as amended, supplemented, extended, renewed, restated, replaced or otherwise modified from time to time, the "AGREEMENT").

        WHEREAS, Company and ShellCo have requested that Buyers and Collateral Agent (i) waive the Events of Defaults (as defined in the Notes) that occurred and are continuing as a result of (A) ShellCo's failure to timely deliver the quarterly financial statements for the quarter ending on December 31, 2006 in accordance with Section 14(g)(i) of the Notes (in effect prior to the date hereof), (B) ShellCo's failure to timely deliver the annual financial statements for the fiscal year ending on December 31, 2006 in accordance with Section 14(g)(ii) of the Notes (in effect prior to the date hereof), (C) changing the name of ShellCo after the latest date permitted therefor under the Security Agreement (as defined in the Notes), (D) the failure (if any) of ShellCo and/or Company to notify the Collateral Agent and/or the Buyers (hereinafter defined) of the other Existing Events of Default (hereinafter defined) within the time periods required under the Transaction Documents, (E) failure to pay, through the date hereof, the default rate of Interest to Noteholders under Section 2(c) of the Notes arising as a result of the occurrence and continuation of the other Existing Events of Default (such 2% increase in Interest Rate through the period ending on the date hereof, the "DEFAULT INTEREST") and (F) ShellCo's failure (if any) to comply with the financial covenants set forth in Section 14(l) of the Notes (in effect prior to the date hereof) for the quarter ending on March 31, 2007 (collectively, the "EXISTING EVENTS OF DEFAULT") and (ii) amend the Agreement in certain respects, including without limitation, to (A) provide for the amendment and restatement of the Notes issued on the Closing Date and (B) provide for the issuance of additional secured convertible notes and warrants (of like tenor to the Notes and Warrants, respectively) (such additional secured convertible notes, the "NEW NOTES"; such additional warrants, the "NEW WARRANTS");

        WHEREAS, (i) the consent of each of the holders of the Notes (each individually, a "HOLDER" and collectively, the "HOLDERS"; as further defined hereinafter) is required to waive the Existing Events of Default and (ii) the consent of the Holders of at least a majority of the aggregate principal amount of the Notes now outstanding is required to amend the Agreement as provided herein;

        WHEREAS, each of the Holders has agreed to waive the Existing Events of Default and to amend the Agreement as provided herein, in each case, subject to the terms and conditions hereof; and



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

        WHEREAS, as partial consideration for Holders agreement to waive the Existing Events of Default and to amend the Agreement in accordance with the provisions hereof, ShellCo has agreed to amend, restate and replace the Notes issued on the Closing Date with the Amended and Restated Senior Secured Convertible Notes (hereinafter defined).

        NOW, THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the receipt and sufficiency are hereby acknowledged, the parties hereto agree as follows:

        SECTION 1. AMENDMENTS.
                   -----------

        a. RECITALS. The reference to "Section 6(o)" set forth in the second recital to the Agreement is hereby deleted therefrom and "Section 7(y)" is substituted in lieu thereof.

        b. AEROBIC CREATIONS, INC. All references to "Aerobic Creations, Inc." set forth in the Agreement and the Joinder Agreement (hereinafter defined) shall mean "Summit Global Logistics, Inc."

        c. BUYERS. All references to "Buyers" in the Agreement shall mean (i) in respect of the period from November 8, 2006 through the day immediately preceding the date hereof, the "Buyers" referenced on the Schedule of Buyers attached to the Agreement prior to the date hereof and (ii) in respect of the period from and after the date hereof, the "Buyers" referenced on the Schedule of Buyers attached to the Agreement, after giving effect to (A) this Amendment and (B) any other subsequent amendments to the Schedule of Buyers, as applicable. Each New Buyer (hereinafter defined) acknowledges and agrees that it shall be a "Buyer" (and Holder), as of the date hereof, for all purposes under the Agreement and the other applicable Transaction Documents.

        d. HOLDERS. All references to "Holders" in the Agreement shall mean the holders, from time to time, of the Notes.

        e. NOTES. All references to "Notes" in the Agreement shall mean (i) in respect of the period from November 8, 2006 through the day immediately preceding the date hereof, the "Notes", as defined in the Agreement prior to giving effect to this Amendment and (ii) in respect of the period from and after the date hereof, the "Notes", as defined in the Agreement prior to giving effect to this Amendment, as such Notes are amended and restated in accordance with the provisions hereof plus the New Notes, as the foregoing may be amended, restated, supplemented and/or modified from time to time.

        f. TRANSACTION DOCUMENTS. All references to "Transaction Documents" in the Agreement and the other Transaction Documents shall also include the following documents executed in connection herewith: (i) the First Amendment to Guaranty ("FIRST AMENDMENT TO GUARANTY"), (ii) the First Amendment to Security Agreement ("FIRST AMENDMENT TO SECURITY AGREEMENT"), (iii) the First Amendment to Pledge Agreement ("FIRST AMENDMENT TO PLEDGE AGREEMENT"), (iv) the New Notes,
(v) the Amended and Restated Senior Secured Convertible Notes, (vi) the New Warrants, (vii) this Amendment, (viii) Waiver and Amendment No. 1 to Warrants (Notes) and (ix) Waiver and Amendment No. 1 to Registration Rights Agreement (Notes).



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

        g. WARRANTS.  All  references to "Warrants" in the Agreement  shall mean
(i) in respect of the period from November 8, 2006 through the day immediately preceding the date hereof, the "Warrants", as defined in the Agreement prior to giving effect to this Amendment and (ii) in respect of the period from and after the date hereof, the "Warrants", as defined in the Agreement prior to giving effect to this Amendment plus New Warrants, as the foregoing may be amended, restated, supplemented and/or modified from time to time.

        h. INTENTIONALLY OMITTED.

        i. USE OF PROCEEDS. Notwithstanding any other provisions set forth in the Agreement or any of the other Transaction Documents, ShellCo shall be permitted to use the proceeds from the payment of the Purchase Price
(hereinafter defined) for general corporate purposes, including without limitation, to pay professional fees (including, without limitation, attorneys' fees) and other administrative costs and expenses incurred by ShellCo, the Company and their respective Subsidiaries in connection with the negotiation, documentation, execution and administration of the New Notes, the Amended and Restated Senior Secured Convertible Notes and the other agreements, documents and instruments executed and/or delivered in connection herewith and therewith.

        j. INTENTIONALLY OMITTED.

        k. INTENTIONALLY OMITTED.

        l. RESERVATION OF SHARES. Section 4(l) of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

        "RESERVATION OF SHARES. For as long as any Buyer owns any Notes or Warrants, ShellCo shall take all actions necessary to at all times after the Closing Date have authorized, and reserved for the purpose of issuance, no less than 130% of the sum of (i) the number of shares of Common Stock issuable upon conversion of all of the Notes issued at the Closing and on May __, 2007, (ii) the number of shares of Common Stock issuable upon exercise of the Warrants issued at the Closing and on May __, 2007, and (iii) the number of shares of Common Stock issuable upon exercise of the Common PIPE Warrants (without taking into account any limitations on the conversion of the Notes or exercise of the Warrants or Common PIPE Warrants set forth in the Notes, Warrants and Common PIPE Warrants, respectively)."

        m. The last sentence of Section 7(cc) of the Agreement is hereby deleted in its entirety.

        n. NOTICE. Section 9(f) of the Agreement is hereby amended by deleting "John G. Nossiff, Jr." therefrom and by substituting "David D. Gammell" and "Andreas P. Andromalos" in lieu thereof.

        o. SCHEDULE OF BUYERS. The Schedule of Buyers attached to the Agreement is hereby deleted in its entirety and the attached Schedule of Buyers is substituted in lieu thereof.



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

        SECTION 2. NEW BUYER REPRESENTATIONS AND WARRANTIES. Each New Buyer represents and warrants that (i) it is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D and (ii) such Buyer is acquiring such New Note(s), and such New Warrant(s), and upon conversion of such New Note(s) and exercise of such New Warrant(s) will acquire the Conversion Shares issuable upon conversion of such New Note(s) and the Warrant Shares issuable upon exercise thereof, in the ordinary course of business, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act and such New Buyer does not have a present arrangement to effect any distribution of the Securities to or through any person or entity.

        SECTION 3. WAIVER OF EXISTING EVENTS OF DEFAULT; ACCRUAL OF DEFAULT INTEREST.

        (a) Effective upon the Second Closing Date (hereinafter defined), the Collateral Agent and Holders hereby waive the Existing Events of Default through the date hereof. This waiver is and shall be effective solely for the specific instance and purpose described herein and is not and shall not be applicable to any other Events of Default whether now existing or hereafter occurring. The Collateral Agent and Holders acknowledge and agree that all rights and remedies of Collateral Agent and Holders that arose as a result of the occurrence of the Existing Events of Default shall have no force or effect until such rights and remedies arise anew upon the occurrence of an Event of Default that does not constitute an Existing Event of Default.

        (b) All Default Interest shall be added to the Principal under the Amended and Restated Senior Secured Convertible Notes (hereinafter defined), on a pro rata basis, as of the date hereof and shall not be payable until the earlier to occur of the Maturity Date (as defined in the Notes) and the Conversion Date with respect to the conversion of all of the Principal under the applicable Amended and Restated Senior Secured Convertible Notes to Common Stock (of ShellCo).

        SECTION 4. AMENDMENT AND RESTATEMENT OF NOTES; ISSUANCE OF NEW NOTES AND NEW WARRANTS

        a. PURCHASE OF NEW NOTES AND NEW WARRANTS. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 9 and 10 below, (i) ShellCo shall issue and sell to each New Buyer, and each New Buyer severally, but not jointly, agrees to purchase from ShellCo on the Second Closing Date (hereinafter defined), (x) the principal amount of New Notes set forth opposite such New Buyer's name in column (1) on the attached Schedule of Buyers and (y) the related Warrants to acquire up to that number of Warrant Shares set forth opposite such New Buyer's name in column (7) on the attached Schedule of Buyers and (ii) ShellCo shall issue Amended and Restated Senior Secured Convertible Note(s) to each Buyer (other than the New Buyers), which shall amend, restate and replace the Note(s) previously issued by ShellCo to such Buyer (together with the other Amended and Restated Senior Secured Convertible Notes issued to the other Buyers on the date hereof, the "AMENDED AND RESTATED SENIOR SECURED CONVERTIBLE NOTES"), and each Buyer (other than the New Buyers), as consideration for the issuance of the Amended and Restated Senior Secured Convertible Note(s) to such Buyer, severally, but not jointly, agrees to (A) pay to ShellCo at the closing the amount set forth opposite such Buyer's name in column (8) set forth on the attached Schedule of Buyers, (B)



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


waive certain rights under the Registration Rights Agreement in accordance with the Waiver and Amendment No. 1 to Registration Rights Agreement dated as of even date hereof ("FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT") and (C) return to ShellCo the Note(s) issued to such Buyer on the Closing Date (the "SECOND CLOSING").

        b. SECOND CLOSING. The date and time of the Second Closing (the "SECOND CLOSING DATE") shall be 10:00 a.m., New York City time, on the first Business Day following the satisfaction (or waiver) and notification of ShellCo of satisfaction (or waiver) of the conditions to the Second Closing set forth in Sections 9 and 10 below (or such later or earlier date as is mutually agreed to by ShellCo and each of the Buyers).

        c. PURCHASE PRICE. The aggregate purchase price for the New Notes and the New Warrants and cash purchase price for the Amended and Restated Senior Secured Convertible Notes to be purchased by the Buyers at the Second Closing (the "PURCHASE PRICE") shall be payable by Buyers in the amounts set forth opposite the Buyers' names in column (8) of the attached Schedule of Buyers. Each New Buyer shall pay $1,000 for each $1,000 of principal amount of New Notes and related New Warrants to be purchased by such Buyer at the Second Closing.

        d. FORM OF PAYMENT. On the Second Closing Date, (i) each Buyer shall pay its respective portion of the Purchase Price to ShellCo and/or to one or more designees of ShellCo for the Notes and Warrants to be issued and sold to such Buyer at the Second Closing, by wire transfer of immediately available funds in accordance with the Company's or ShellCo's written wire instructions attached hereto at Exhibit B, and (ii) ShellCo shall deliver to each Buyer the Notes which such Buyer is then purchasing hereunder along with warrants representing the Warrants which such Buyer is purchasing, in each case duly executed on behalf of ShellCo and registered in the name of such Buyer or, subject to compliance with applicable securities laws, its designee.

        SECTION 5. CONSENT. The Collateral Agent and each of the Buyers hereby consents to the issuance of the New Notes, the New Warrants and Amended and Restated Senior Secured Convertible Notes notwithstanding any restrictions upon the issuance of the same set forth in the Agreement (including without limitation, under Sections 4(i) and 4(j) of the Agreement) or the other Transaction Documents.

        SECTION 6. CLOSING FEE. ShellCo agrees to pay to Collateral Agent, for the benefit of the Buyers (other than the New Buyers), a closing fee in an amount equal to TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000.00), which shall be
(i) payable on the Maturity Date in cash (the "CLOSING FEE") and (ii) paid, in accordance with clause (i) of this Section 6, pro rata to the Buyers (other than the New Buyers) who were issued Amended and Restated Senior Secured Convertible Notes. ShellCo agrees to pay a TWO THOUSAND DOLLAR ($2,000) amendment fee to Collateral Agent on the date hereof ("AMENDMENT FEE").

        SECTION 7.    JOINDER.
                      -------

        (a) ShellCo acknowledges, confirms and agrees that pursuant to that certain Joinder Agreement dated as of November 8, 2006 by ShellCo ("JOINDER AGREEMENT"):



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

               (i)  Each of the  representations  and  warranties  set  forth in
Section 3 (other than the first sentence of Section 3(o)) of the Agreement, mutatis mutandis, were as of the Closing Date true and correct as if each reference to the Company contained in such representations and warranties was a reference to ShellCo (unless otherwise expressly provided herein or in the disclosure schedules hereto).

               (ii) ShellCo assumed all covenants and obligations of the Company set forth in the Agreement (including, without limitation, all indemnification obligations) as if each obligation of the Company and each reference thereto contained in the Agreement was an obligation of and a reference to ShellCo.

        (b) ShellCo, Collateral Agent and Buyers acknowledge and agree that the representations and warranties set forth in the Joinder Agreement were made as of the Closing Date.

        (c) ShellCo, Collateral Agent and Buyers acknowledge and agree that clauses A, B, C, D, E, F, G, H, J, K, L, M, N and O of Section 4 of the Joinder Agreement are hereby deleted in their entirety and the "Intentionally Omitted" is substituted in lieu thereof.

        SECTION 8. MATERIAL NON-PUBLIC INFORMATION. Notwithstanding any other provisions set forth herein or in any of the other Transaction Documents (including, without limitation, any reporting and/or notice requirements), ShellCo shall not, and shall cause its Subsidiaries and each of their respective officers, directors, employees and agents, not to, provide the Collateral Agent or Buyers with any material, nonpublic information regarding ShellCo or any if its Subsidiaries from and after the filing of the 8-K Filing with the SEC without the express written consent of the Collateral Agent and the applicable Buyer, as applicable, and such Buyer's and/or Collateral Agent's delivery to ShellCo of a confidentiality agreement with respect to such information to be disclosed.

        SECTION 9. CONDITIONS TO SHELLCO'S OBLIGATION TO SELL. The obligation of the ShellCo hereunder to issue and sell the New Notes and the related New Warrants and the Amended and Restated Senior Secured Convertible Notes to each applicable Buyer at the Second Closing is subject to the satisfaction, at or before the Second Closing Date, of each of the following conditions, reasonably satisfactory to the ShellCo, provided that these conditions are for ShellCo's benefit and may be waived by ShellCo at any time in its sole discretion by providing each Buyer with prior written notice thereof:

        (a) Each Buyer and Collateral Agent shall have executed each of the following documents to which it is a party and delivered the same to ShellCo, as applicable: (i) the First Amendment to Guaranty, (ii) the First Amendment to Security Agreement, (iii) the First Amendment to Pledge Agreement, (iv) this Amendment, (v) Waiver and Amendment No. 1 to Warrants (Notes) and (vi) Waiver and Amendment No. 1 to Registration Rights Agreement (Notes).

        (b) Each Buyer shall have delivered to ShellCo or its designee(s) its portion of the Purchase Price for the New Notes, the New Warrants and the Amended and Restated Senior Secured Convertible Notes being purchased by such
Buyer at the Second Closing by wire transfer of immediately available funds pursuant to the wire instructions set forth on Exhibit B



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

attached hereto. Each Buyer's delivery of its portion of the Purchase Price to ShellCo shall constitute and evidence such Buyer's agreement that the conditions precedent set forth in Section 10 hereof have been satisfied.

        SECTION 10. CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE. The obligation of each Buyer hereunder to purchase, as applicable, the New Notes, the New Warrants and the Amended and Restated Senior Secured Convertible Notes at the Second Closing is subject to the satisfaction, at or before the Second Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the ShellCo with prior written notice thereof:

        (a) Each of the Company, ShellCo and each of their Subsidiaries, to the extent each is a party thereto, shall have executed and delivered to each applicable Buyer: (i) the First Amendment to Guaranty, (ii) the First Amendment to Security Agreement, (iii) the First Amendment to Pledge Agreement, (iv) the New Notes, (v) the Amended and Restated Senior Secured Convertible Notes, (vi) the New Warrants, (vii) this Amendment, (viii) Waiver and Amendment No. 1 to Warrants (Notes) and (ix) Waiver and Amendment No. 1 to Registration Rights Agreement (Notes).

        (b) On or prior to Second Closing Date, (i) ShellCo, Fortress Credit Corp., the Company and certain of the Subsidiaries of ShellCo and Company shall have entered into and delivered to each of the Buyers and Collateral Agent the First Amendment to Senior Loan Agreement, in form and substance reasonably satisfactory to each Buyer, (ii) Fortress Credit Corp., the Company, ShellCo and the Collateral Agent shall have entered into and delivered to each of the Buyers and the Collateral Agent the First Amendment to Intercreditor Agreement, in form and substance reasonably satisfactory to each Buyer ("FIRST AMENDMENT TO INTERCREDITOR AGREEMENT") and (iii) ShellCo shall have delivered to each of the Buyers a true and correct copy of the final form of the PIPE Notes and such PIPE Notes shall be in form and substance reasonably satisfactory to Buyers, including with respect to subordination of the PIPE Notes to the Notes.

        (c) The Company, ShellCo and each entity which is a Subsidiary of the Company immediately prior to the Second Closing Date shall have delivered to such Buyer a secretary's certificate in the form attached hereto as EXHIBIT C, executed by the secretary of such Person and dated as of the Second Closing Date, certifying (A) that the attached written consent of or resolutions adopted by the board of directors of such Person in connection with this Amendment are true, complete and correct and remain unamended and in full force and effect,
(B) that the attached certificate of incorporation or certificate of formation of such Person is true, complete and correct and remains unamended and in full force and effect, (C) that the attached bylaws or limited liability company agreement or operating agreement of such Person are true, complete and correct and remain unamended and in full force and effect and (D) as to the incumbency and specimen signature of each officer of such Person executing this Agreement, the other Transaction Documents and any other document delivered in connection herewith on behalf of such Person.

        (d) The representations and warranties of the Company, ShellCo and any Subsidiary set forth in this Amendment, the Agreement or any other Transaction Document shall be true and




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

correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Second Closing Date (except with respect to the representation and warranty set forth in Section 3(k) of the Agreement) as though made at that time (except for representations and warranties which speak as of a specific date, each of which shall be true and correct as of such date) and the Company, ShellCo or each Subsidiary, as applicable, shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such entity at or prior to the Second Closing Date, except with respect to such covenants, agreements and conditions that Company, ShellCo and/or their respective Subsidiaries failed to satisfy or comply with resulting in the occurrence of the Existing Events of Default. Such Buyer shall have received a certificate delivered and executed by the President of each of the Company and ShellCo, dated as of the Second Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form attached hereto as EXHIBIT D

        (e) Intentionally Omitted.

        (f) The Company and ShellCo shall have (i) obtained all governmental, regulatory or third party consents and approvals, if any, and (ii) made all filings under all applicable federal and state securities laws (to the extent such filings must be made on or prior to the Second Closing Date in each case) necessary to consummate the issuance and the sale of the New Notes and New Warrants.

        (g) The Company shall have delivered to each Buyer such other documents relating to the transactions contemplated by this Amendment as each Buyer or its counsel may reasonably request.

        (h) ShellCo shall have paid the Amendment Fee to Collateral Agent.

        (i)  Buyers  shall have  received  a copy of the legal  opinion of Brown
Rudnick   Berlack  Israels  LLP,  dated  as  of  the  Second  Closing  Date,  in substantially the form of EXHIBIT E attached hereto.

        (j) Buyers shall have received a true, correct and complete copy of the engagement letter of ShellCo with the Consultant, as duly authorized, executed and delivered by the parties thereto.

        SECTION 11. BOARD OF DIRECTORS SEAT. The Required Holders shall have the right to nominate one member of the ShellCo's board of directors at the next annual meeting of the ShellCo's shareholders after May 18, 2007 provided that
(i) such member has industry experience satisfactory to ShellCo, (ii) such member is independent in accordance with the NASDAQ rules regarding independence of directors and (iii) such member and nomination is subject to the ShellCo's corporate governance documents and requirements. Until such member is elected to the ShellCo's board of directors, the Required Holders shall have the right to nominate an observer to the ShellCo's board of directors provided that such observer is acceptable to the ShellCo. Notwithstanding the foregoing, Radcliffe SPC, Ltd., for and on behalf of the Class A Segregated Portfolio, shall not be entitled to participate under this Section 11 in the nomination of an observer to ShellCo's board of directors or in the nomination of a member to ShellCo's board of directors.

        SECTION 12.  COLLATERAL AGENT.
                     ----------------

        (a) Each New Buyer hereby (x) appoints Law Debenture Trust Company of New York, as the Collateral Agent for such Buyer under the Securities Purchase Agreement and the other applicable Transaction Documents, and (y) each New Buyer hereby authorizes the Collateral Agent (and its officers, directors, employees and agents) in such capacity to take any and all such actions on its behalf with respect to the Collateral (as defined in the Security Documents) and the Obligations in accordance with the terms of this Agreement and the other applicable Transaction Documents. The Collateral Agent shall not have, by reason hereof or any of the other Transaction Documents, a fiduciary relationship in respect of any New Buyer. Neither the Collateral Agent nor any of its officers, directors, employees and agents shall have any liability to any New Buyer for any action taken or omitted to be taken in connection herewith or therewith each New Buyer agrees to defend, protect, indemnify and hold harmless the Collateral Agent and all of its officers, directors, employees and agents (collectively, the "CA INDEMNITEES") from and against any losses, damages, liabilities, obligations, penalties, actions, judgments, suits, fees, costs and expenses (including, without limitation, reasonable attorneys' fees, costs and expenses) incurred by such CA Indemnitee, whether direct, indirect or consequential, arising from or in connection with the performance by such CA Indemnitee of the duties and obligations of Collateral Agent pursuant to the Securities Purchase Agreement and to the other applicable Transaction Documents.

        (b) Without limiting the generality of the foregoing, each Buyer hereby irrevocably appoints and authorizes Collateral Agent to execute and deliver the First Amendment to Intercreditor Agreement, the First Amendment to Security Agreement, the First Amendment to Guaranty and the First Amendment to Pledge Agreement (on substantially the terms set forth in the forms of such documents attached as Exhibit A attached hereto) for and on behalf of such Buyer and to perform all of the obligations and duties of Collateral Agent provided for therein, and each Buyer shall be bound by the terms of the Intercreditor Agreement, the First Amendment to Intercreditor Agreement, the First Amendment to Guaranty, the First Amendment to Security Agreement and the First Amendment to Pledge Agreement as if such Buyer were an original signatory thereto. As to
(x) any matters not expressly provided for by this Amendment or the Securities Purchase Agreement and the other Transaction Documents (including, without limitation, enforcement of any security interests) and (y) any amendments, consents or waivers of any Transaction Document, the Collateral Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Holders or all Holders (as applicable), and, in the case of instructions required to be provided by Required Holders, such instructions of the Required Holders shall be binding upon all Holders.

        SECTION 13. RETURN OF NOTES. Each Buyer (other than the New Buyers) agrees that upon the issuance of the Amended and Restated Senior Secured Convertible Note to such Buyer, (i) the Note issued to such Buyer as of the Closing Date shall be null and void, (ii) such Buyer shall notate conspicuously "CANCELLED" across each page of such originally issued Note issued to such Buyer on the Closing Date, (iii) such Buyer agrees to return, within fourteen (14) days after the date hereof, to ShellCo such originally issued Note issued to it and (iv) until such originally issued Note issued to such Buyer is returned to ShellCo, such Buyer agrees to indemnify ShellCo for any loss or cost ShellCo may incur as a result of any other person who is in possession of such Note claiming an ownership interest in such Note.

        SECTION 14.  WAIVER.  Noteholders  and the holders of the Warrants waive
(i) their Purchase Rights under Section 6(a) of the Notes, (ii) their rights under Section 7(a) of the Notes, and (iii) their rights under Section 2 of the Warrant, each in connection with the amendment to the Warrants and the issuance of the Amended and Restated Senior Secured Convertible Notes, the New Notes, the New Warrants and the PIPE Notes.

        SECTION 15. INDEPENDENT NATURE OF BUYERS' OBLIGATIONS AND RIGHTS. The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group in respect of such obligations or the transactions contemplated by the Transaction Documents and the Company acknowledges on behalf of itself and ShellCo that the Buyers are not acting in concert or as a group in respect of such obligations or the transactions contemplated by the Transaction Documents. Each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated by this Amendment and the Transaction Documents with the advice of its own counsel and advisors, that it has independently determined to enter into the transactions contemplated hereby and thereby, that it is not relying on any advice from or evaluation by any other Buyer, and that it is not acting in concert with any other Buyer in making its purchase of Securities hereunder or in monitoring its investment in ShellCo. The Buyers and, to its knowledge, the Company agree that no action taken by any Buyer pursuant hereto or to the other Transaction Documents, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity or group, or create a presumption that the Buyers are in any way acting in concert or would deem such Buyers to be members of a "group" for purposes of Section 13(d) of the 1934 Act. The Buyers each confirm that they have not agreed to act together for the purpose of acquiring, holding, voting or disposing of equity securities of ShellCo. The Company has elected to provide all Buyers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Buyers. The Company acknowledges on behalf of itself and ShellCo that such procedure in respect of the Transaction Documents in no way creates a presumption that the Buyers are in any way acting in concert or as a "group" for purposes of Section 13(d) of the
1934 Act in respect of the Transaction Documents or the transactions contemplated hereby or thereby. Except as otherwise set forth herein, in the Agreement or in the Transaction Documents, each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Amendment, or out of the Registration Rights Agreement, its Note, its Warrant and the right of set-off under the Guaranties, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

        SECTION 17    AMENDMENTS TO SCHEDULES.

        (a) Schedule 3(a) to the Agreement is hereby amended by adding the following to the chart titled "Post-Closing" constituting a part thereof:


----------------------------------------------------------------------------------------------------------
          Transaction Party Name        State of Organization    Percentage of Outstanding Capital Stock
                                                                  or other Equity Interests that is Held
                                                                           by Company or Target
----------------------------------------------------------------------------------------------------------
Sea Master Logistics (Holding) Ltd.,           Taiwan            Wholly owned by Sea Master Logistics
Taiwan Branch                                                    (Holding) Limited
----------------------------------------------------------------------------------------------------------


        (b) Schedule 3(n) to the Agreement is hereby amended by adding thereto immediately following "Payment due to Paul Shahbazian in the amount of $15,000 for payment made to Salibello & Broder LLP for professional services on October 31, 2006.":

               "Senior Secured Covertible Notes dated as of the Second Closing Date by and among Summit Global Logistics, Inc. and certain employees and professionals of Summit Global Logistics, Inc. and its Subsidiaries."



        (c) Schedule 3(o) to the Agreement is hereby amended by adding the following to "(ii)" constituting a part thereof:

               "Warrants issued pursuant to restructuring and issued as of the Second Closing Date

               See options and warrants disclosed in ShellCo's public filings"

        SECTION 18 DEPOSIT ACCOUNT (PROCEEDS OF PURCHASE PRICE). Notwithstanding anything to the contrary contained in the Agreement or the other Transaction Documents, ShellCo and its Subsidiaries shall be permitted to hold the proceeds of the Purchase Price in a deposit account or investment account that is not subject to a Control Agreement in favor of the Senior Lender or Collateral Agent, so long as such funds are available for, and are being used for, the working capital of Shellco and its Subsidiaries and no Default or Event of Default exists or has occurred and is continuing. At any time a Default or Event of Default exists or has occurred and is continuing, promptly upon the Senior Lender's or Collateral Agent's request, Shellco and its Subsidiaries shall execute and deliver and cause to be executed and delivered a Control Agreement for the benefit of Senior Lender and Collateral Agent with respect to such deposit account or investment account. Collateral Agent agrees that it shall only be entitled to exercise its rights under such Control Agreement to have exclusive control with respect to such deposit account or investment account, and cause funds thereunder to be remitted to Collateral Agent or Senior Lender, after: (i) the occurrence of an Event of Default under (A) Sections 8.01(a) and/or 8.01(c) of the Senior Loan Agreement as a result of the failure to comply with Section 6.03 of the Senior Loan Agreement, or (B) Sections 8.01(f) and/or 8.01(g) of the Senior Loan Agreement; or (ii) the exercise of any enforcement rights or remedies by or on behalf of Senior Lender or Collateral Agent.

        SECTION 19 MISCELLANEOUS.

         (a) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, be deemed to be an amendment or modification of, or operate as a waiver of, any provision of the Agreement, the Joinder Agreement or any right, power or remedy thereunder, nor constitute a waiver of any provision of the Agreement, the Joinder Agreement or any other document, instrument and/or agreement executed or delivered in connection therewith.

         (b) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto or thereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Each party agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof or thereof. Whenever the context and construction so require, all words herein and in the Agreement in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

         (c) This Amendment, the Agreement and Joinder Agreement may not be changed, amended, restated, waived, supplemented, discharged, canceled, terminated or otherwise modified orally or by any course of dealing or in any manner other than as provided in the Agreement and/or the Notes. This Amendment shall be considered part of the Agreement and the Joinder Agreement as applicable.

         (d) This Amendment, the Agreement and the Joinder Agreement constitute the final, entire agreement and understanding between the parties with respect to the subject matter hereof and thereof, may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties, shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto and thereto and supersede all other prior agreements and understandings, if any, relating to the subject matter hereof. There are no unwritten oral agreements between the parties with respect to the subject matter hereof or thereof.

         (e) The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the choice of law provisions set forth in the Agreement.

         (f) ShellCo hereby irrevocably and unconditionally acknowledges, affirms and covenants to each of the Collateral Agent and the Buyers that as of May __, 2007, the aggregate outstanding principal amount of the Notes is equal to $84,400,833.33, the accrued and unpaid interest on the Notes is equal to $899,337.40, and the amount of accrued and unpaid Late Charges is equal to $0.

         (g) In consideration for the foregoing, the Company and its respective affiliates, successors, assigns, agents, employees and subsidiaries (collectively, the "Releasors"), as applicable, release and forever discharge the Collateral Agent, and each of the Buyers, and their respective parents, subsidiaries, affiliates, officers, directors, employees, agents, attorneys, predecessors, successors and assigns, both present and former (collectively, together with the Collateral Agent and each of the Buyers, the "Buying Affiliates"), of and from any and all manner of action and actions, causes of action, suits, debts, controversies, damages, judgments, executions, claims, and demands whatsoever, asserted or unasserted, in law or in equity, against any of the Buying Affiliates which any Releasor ever had or now has on the date hereof, upon or by reason of any manner, cause, causes or thing whatsoever, in each case arising in connection with the Transaction Documents, whether presently existing, suspected, known, unknown, contemplated or anticipated.

(h) The Company represents and warrants that from and after the Closing Date until Second Closing Date, no event has occurred and no action has been taken by the Company that would have entitled the Buyers to exercise their rights under
Section 6 or 7 of the Notes, or that would have entitled the Company to exercise its rights under Section 8 of the Notes, in each case, after giving effect to this Amendment.


                      REMAINDER OF PAGE INTENTIONALLY BLANK

                              SIGNATURE  PAGE TO SECOND  AMENDMENT TO SECURITIES
                              PURCHASE   AGREEMENT  (NOTES  AND  WARRANTS)   AND
                              FIRST AMENDMENT TO JOINDER AGREEMENT

        IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.


COMPANY:                      MARITIME LOGISTICS US HOLDINGS INC.


                              By: ______________________________________________
                              Name:_____________________________________________
                              Title:____________________________________________






SHELLCO:                      SUMMIT GLOBAL LOGISTICS, INC.
                              (formerly known as Aerobic Creations, Inc.)

                              By: ______________________________________________
                              Name:_____________________________________________
                              Title:____________________________________________




COLLATERAL AGENT:             LAW DEBENTURE TRUST COMPANY OF
                              NEW YORK, as Collateral Agent for the
                              Holders/Buyers

                              By: ______________________________________________
                              Name:_____________________________________________
                              Title:____________________________________________

                              SIGNATURE  PAGE TO SECOND  AMENDMENT TO SECURITIES
                              PURCHASE   AGREEMENT  (NOTES  AND  WARRANTS)   AND
                              FIRST AMENDMENT TO JOINDER AGREEMENT



HOLDER/BUYER:
                                    SILVER OAK CAPITAL, L.L.C.
                                    By:_________________________________________
                                       Name:
                                       Title:

                              SIGNATURE  PAGE TO SECOND  AMENDMENT TO SECURITIES
                              PURCHASE   AGREEMENT  (NOTES  AND  WARRANTS)   AND
                              FIRST AMENDMENT TO JOINDER AGREEMENT



HOLDER/BUYER:
                                    ALEXANDRA GLOBAL MASTER FUND LTD

                                    By:_________________________________________
                                       Name:
                                       Title:

                              SIGNATURE  PAGE TO SECOND  AMENDMENT TO SECURITIES
                              PURCHASE   AGREEMENT  (NOTES  AND  WARRANTS)   AND
                              FIRST AMENDMENT TO JOINDER AGREEMENT



HOLDER/BUYER:
                                    BAY HARBOUR MASTER, LTD.

                                    By:_________________________________________
                                       Name:
                                       Title:

                              SIGNATURE  PAGE TO SECOND  AMENDMENT TO SECURITIES
                              PURCHASE   AGREEMENT  (NOTES  AND  WARRANTS)   AND
                              FIRST AMENDMENT TO JOINDER AGREEMENT



HOLDER/BUYER:
                                    BAY HARBOUR 90-1, LTD.

                                    By:_________________________________________
                                       Name:
                                       Title:

                              SIGNATURE  PAGE TO SECOND  AMENDMENT TO SECURITIES
                              PURCHASE   AGREEMENT  (NOTES  AND  WARRANTS)   AND
                              FIRST AMENDMENT TO JOINDER AGREEMENT



HOLDER/BUYER:
                                    BHCO MASTER, LTD.

                                    By:_________________________________________
                                       Name:
                                       Title:

                              SIGNATURE  PAGE TO SECOND  AMENDMENT TO SECURITIES
                              PURCHASE   AGREEMENT  (NOTES  AND  WARRANTS)   AND
                              FIRST AMENDMENT TO JOINDER AGREEMENT



HOLDER/BUYER:
                                    INSTITUTIONAL BENCHMARK

                                    By:_________________________________________
                                       Name:
                                       Title:

                              SIGNATURE  PAGE TO SECOND  AMENDMENT TO SECURITIES
                              PURCHASE   AGREEMENT  (NOTES  AND  WARRANTS)   AND
                              FIRST AMENDMENT TO JOINDER AGREEMENT


HOLDER/BUYER:
                                    MSS DISTRESSED & OPP. 2

                                    By:_________________________________________
                                       Name:
                                       Title:

                              SIGNATURE  PAGE TO SECOND  AMENDMENT TO SECURITIES
                              PURCHASE   AGREEMENT  (NOTES  AND  WARRANTS)   AND
                              FIRST AMENDMENT TO JOINDER AGREEMENT



HOLDER/BUYER:
                                    CAMOFI MASTER LDC

                                    By:_________________________________________
                                       Name:
                                       Title:

                              SIGNATURE  PAGE TO SECOND  AMENDMENT TO SECURITIES
                              PURCHASE   AGREEMENT  (NOTES  AND  WARRANTS)   AND
                              FIRST AMENDMENT TO JOINDER AGREEMENT



HOLDER/BUYER:
                                    CREDIT SUISSE SECURITIES (USA) LLC

                                    By:_________________________________________
                                       Name:
                                       Title:

                              SIGNATURE  PAGE TO SECOND  AMENDMENT TO SECURITIES
                              PURCHASE   AGREEMENT  (NOTES  AND  WARRANTS)   AND
                              FIRST AMENDMENT TO JOINDER AGREEMENT



HOLDER/BUYER:
                                    DIAMOND OPPORTUNITY FUND, LLC

                                    By:_________________________________________
                                       Name:
                                       Title:

                              SIGNATURE  PAGE TO SECOND  AMENDMENT TO SECURITIES
                              PURCHASE   AGREEMENT  (NOTES  AND  WARRANTS)   AND
                              FIRST AMENDMENT TO JOINDER AGREEMENT



HOLDER/BUYER:
                                    EVOLUTION MASTER FUND LTD SPC,
                                    SEGREGATED PORTFOLIO M

                                    By:_________________________________________
                                       Name:
                                       Title:

                              SIGNATURE  PAGE TO SECOND  AMENDMENT TO SECURITIES
                              PURCHASE   AGREEMENT  (NOTES  AND  WARRANTS)   AND
                              FIRST AMENDMENT TO JOINDER AGREEMENT



HOLDER/BUYER:
                                    GOTTBETTER CAPITAL MASTER, LTD.

                                    By:_________________________________________
                                       Name:
                                       Title:

                              SIGNATURE  PAGE TO SECOND  AMENDMENT TO SECURITIES
                              PURCHASE   AGREEMENT  (NOTES  AND  WARRANTS)   AND
                              FIRST AMENDMENT TO JOINDER AGREEMENT



HOLDER/BUYER:
                                    HARVEST CAPITAL, LP

                                    By:_________________________________________
                                       Name:
                                       Title:

                              SIGNATURE  PAGE TO SECOND  AMENDMENT TO SECURITIES
                              PURCHASE   AGREEMENT  (NOTES  AND  WARRANTS)   AND
                              FIRST AMENDMENT TO JOINDER AGREEMENT



HOLDER/BUYER:
                                    HARVEST OFFSHORE INVESTORS, LTD.

                                    By:_________________________________________
                                       Name:
                                       Title:

                              SIGNATURE  PAGE TO SECOND  AMENDMENT TO SECURITIES
                              PURCHASE   AGREEMENT  (NOTES  AND  WARRANTS)   AND
                              FIRST AMENDMENT TO JOINDER AGREEMENT



HOLDER/BUYER:
                                    TE HARVEST PORTFOLIO, LTD.

                                    By:_________________________________________
                                       Name:
                                       Title:

                              SIGNATURE  PAGE TO SECOND  AMENDMENT TO SECURITIES
                              PURCHASE   AGREEMENT  (NOTES  AND  WARRANTS)   AND
                              FIRST AMENDMENT TO JOINDER AGREEMENT



HOLDER/BUYER:
                                    JMG CAPITAL PARTNERS, LP

                                    By:_________________________________________
                                       Name:
                                       Title:

                              SIGNATURE  PAGE TO SECOND  AMENDMENT TO SECURITIES
                              PURCHASE   AGREEMENT  (NOTES  AND  WARRANTS)   AND
                              FIRST AMENDMENT TO JOINDER AGREEMENT



HOLDER/BUYER:
                                    JMG TRITON OFFSHORE FUND, LTD

                                    By:_________________________________________
                                       Name:
                                       Title:

                              SIGNATURE  PAGE TO SECOND  AMENDMENT TO SECURITIES
                              PURCHASE   AGREEMENT  (NOTES  AND  WARRANTS)   AND
                              FIRST AMENDMENT TO JOINDER AGREEMENT



HOLDER/BUYER:
                                    SHOSHONE PARTNERS, L.P.

                                    By:_________________________________________
                                       Name:
                                       Title:

                              SIGNATURE  PAGE TO SECOND  AMENDMENT TO SECURITIES
                              PURCHASE   AGREEMENT  (NOTES  AND  WARRANTS)   AND
                              FIRST AMENDMENT TO JOINDER AGREEMENT



HOLDER/BUYER:
                                    KNOTT PARTNERS, L.P.

                                    By:_________________________________________
                                       Name:
                                       Title:

                              SIGNATURE  PAGE TO SECOND  AMENDMENT TO SECURITIES
                              PURCHASE   AGREEMENT  (NOTES  AND  WARRANTS)   AND
                              FIRST AMENDMENT TO JOINDER AGREEMENT



HOLDER/BUYER:
                                    FINDERNE LLC

                                    By:_________________________________________
                                       Name:
                                       Title:

                              SIGNATURE  PAGE TO SECOND  AMENDMENT TO SECURITIES
                              PURCHASE   AGREEMENT  (NOTES  AND  WARRANTS)   AND
                              FIRST AMENDMENT TO JOINDER AGREEMENT



HOLDER/BUYER:
                                    MULSANNE PARTNERS, L.P.

                                    By:_________________________________________
                                       Name:
                                       Title:

                              SIGNATURE  PAGE TO SECOND  AMENDMENT TO SECURITIES
                              PURCHASE   AGREEMENT  (NOTES  AND  WARRANTS)   AND
                              FIRST AMENDMENT TO JOINDER AGREEMENT



HOLDER/BUYER:
                                    MATTERHORN OFFSHORE FUND LTD.

                                    By:_________________________________________
                                       Name:
                                       Title:

                              SIGNATURE  PAGE TO SECOND  AMENDMENT TO SECURITIES
                              PURCHASE   AGREEMENT  (NOTES  AND  WARRANTS)   AND
                              FIRST AMENDMENT TO JOINDER AGREEMENT



HOLDER/BUYER:
                                    COMMONFUND HEDGED EQUITY
                                    COMPANY

                                    By:_________________________________________
                                       Name:
                                       Title:

                              SIGNATURE  PAGE TO SECOND  AMENDMENT TO SECURITIES
                              PURCHASE   AGREEMENT  (NOTES  AND  WARRANTS)   AND
                              FIRST AMENDMENT TO JOINDER AGREEMENT



HOLDER/BUYER:
                                    GOOD STEWARD TRADING CO. S.P.C.

                                    By:_________________________________________
                                       Name:
                                       Title:

                              SIGNATURE  PAGE TO SECOND  AMENDMENT TO SECURITIES
                              PURCHASE   AGREEMENT  (NOTES  AND  WARRANTS)   AND
                              FIRST AMENDMENT TO JOINDER AGREEMENT


HOLDER/BUYER:

                                    RADCLIFFE SPC, LTD. FOR AND ON
                                    BEHALF OF THE CLASS A
                                    SEGREGATED PORTFOLIO

                                    By:_________________________________________
                                       Name:
                                       Title:

                              SIGNATURE  PAGE TO SECOND  AMENDMENT TO SECURITIES
                              PURCHASE   AGREEMENT  (NOTES  AND  WARRANTS)   AND
                              FIRST AMENDMENT TO JOINDER AGREEMENT



HOLDER/BUYER:
                                    WOLVERINE CONVERTIBLE
                                    ARBITRAGE TRADING, LIMITED

                                    By:_________________________________________
                                       Name:
                                       Title:

                              SIGNATURE  PAGE TO SECOND  AMENDMENT TO SECURITIES
                              PURCHASE   AGREEMENT  (NOTES  AND  WARRANTS)   AND
                              FIRST AMENDMENT TO JOINDER AGREEMENT



HOLDER/BUYER:
                                    [MANAGEMENT NOTEHOLDER]

                                    By:_________________________________________
                                       Name:
                                       Title:

                              SIGNATURE  PAGE TO SECOND  AMENDMENT TO SECURITIES
                              PURCHASE   AGREEMENT  (NOTES  AND  WARRANTS)   AND
                              FIRST AMENDMENT TO JOINDER AGREEMENT



HOLDER/BUYER:
                                    [MANAGEMENT NOTEHOLDER]

                                    By:_________________________________________
                                       Name:
                                       Title:

                               SCHEDULE OF BUYERS
                               ------------------

                                    EXHIBIT A
                                    ---------

                               Forms of Documents

    (First Amendment to Intercreditor Agreement, First Amendment to Security Agreement, First Amendment to Pledge Agreement and First Amendment to Guaranty)

                                  SEE ATTACHED

                                    EXHIBIT B

                                Wire Instructions


                         BANC OF AMERICA SECURITIES LLC

                                WIRE INSTRUCTIONS


================================================================================

                BANC OF AMERICA SECURITIES LLC WIRE INSTRUCTIONS:

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                      BANK NAME:  BK OF NYC
                      ABA: 021000018
FED MONEY WIRES       ACCT: IOC569 GSCS MIC
                      ACCT NAME: BANC OF AMERICA SECURITIES LLC
                      PAYMENT DETAILS:  22367505 Summit Global Logistics Inc.
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DTC                           DTC# 0773, INSTITUTIONAL ID #0773

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FED ELIGIBLE TREASURIES &     BK OF NYC/BASEC
AGENCIES:                     ABA:  021000018

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FED ELIGIBLE MORTGAGE-        BK OF NYC/NCMMBS
BACKED:                       ABA:  021000018

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PHYSICAL                      Bank of New York
                              1 Wall St., 3rd Floor Dealer Clearance, Window B BAS A/C 014188

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PTC ELIGIBLE                  Participant Contra BNNCM

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GSCC                          Participant # 9510

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EUROCLEAR                     97694 Free Deliveries
                              90217 DVP

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                                    EXHIBIT C
                                    ---------

                         Form of Secretary's Certificate

                                  SEE ATTACHED
                                  ------------



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                                    EXHIBIT D

                              OFFICERS CERTIFICATE
                              --------------------

                                  SEE ATTACHED


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                                    EXHIBIT E

                           BROWN RUDNICK LEGAL OPINION

                                  SEE ATTACHED